CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report On Form 10-QSB of Universal Fog Inc. for the Quarter Ended September 30, 2005, I, Tom Bontems, Chief Executive Officer and Chief Financial Officer of Universal Fog Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-QSB for the period ended September 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-QSB for the period ended September 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of Universal Fog Inc.

By:	/s/ Tom Bontems Tom Bontems Chief Executive Officer Chief Financial Officer and Principal Accounting Officer

Dated:	June 22, 2006